UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2014

CHINA ELECTRONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-152535 (Commission File Number)	98-0550385 (I.R.S. Employer Identification No.)

Building 3, Binhe District, Longhe East Road,
Lu’an City, Anhui Province, PRC 237000
(Address of Principal Executive Offices, Zip Code)

011-86-564-3224888
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Corporate Governance and Management

Item 8.01- Other Events

On December 18, 2014, China Electronics Holdings, Inc. (the “Company”) issued a press release announcing entering into a letter of intent to acquire Anhui E-Commerce Provider China Crazy Buy. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 –Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued December 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELECTRONICS HOLDINGS, INC.

	By:	/s/ Hailong Liu
Name:Hailong Liu
Title: Chairman, Chief Executive Officer,
President and Chief Financial Officer

Date: December 18, 2014